SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 7 – SUBSEQUENT EVENTS

Management of the Company has performed a review of all events and transactions occurring after September 30, 2024 for items that would require adjustment to or disclosure in the accompanying condensed financial statements.

On November 1, 2024, the Company issued to Gregory Lambrecht, the Company’s former CEO and director, an Amended and Restated Promissory Note in the principal amount of $1,220,550 due to additional amounts loaned by Mr. Lambrecht.

Subsequent to September 30, 2024, the Company issued an aggregate of 8,000,000 shares of its common stock upon conversion of 320,000 shares of Class A preferred stock; 2,003,109 shares of its common stock for a total purchase price of $25,245; and 6,672,666 shares of common stock upon conversion of convertible notes principal of $45,140, accrued interest of $4,800 and fees of $5,250.

NOTE 8 – SUBSEQUENT EVENTS None